TRANSAMERICA ADVISORS LIFE

INSURANCE COMPANY

Merrill Lynch Life Variable Annuity Separate

Account D

Supplement Dated July 26, 2011

to the

Prospectus For

INVESTOR CHOICE (IRA SERIES)

(Dated May 1, 2011)

TRANSAMERICA ADVISORS LIFE

INSURANCE COMPANY OF NEW YORK

ML of New York Variable Annuity Separate

Account D

Supplement Dated July 26, 2011

to the

Prospectus For

INVESTOR CHOICE (IRA SERIES)

(Dated May 1, 2011)

This supplement updates the Prospectuses for Merrill Lynch Investor Choice Annuity (IRA Series) issued by Transamerica Advisors Life Insurance Company (“TALIC”) and Transamerica Advisors Life Insurance Company of New York (“TALICNY”).

On July 15, 2011, the BlackRock Government Income Fund – Investor A Shares was reorganized into the BlackRock U.S. Government Bond Portfolio – Investor A. Because of this reorganization, the BlackRock Government Income Fund – Investor A Shares subaccount (the “Subaccount”) was renamed BlackRock U.S. Government Bond Portfolio.

No action is necessary on your part if you want to remain invested in the Subaccount. If you do not wish to remain allocated to the Subaccount, you may generally transfer your policy value allocated in this Subaccount to any other subaccount listed in your Prospectus. However, please note that there may be negative consequences and you may lose certain benefits if your transfer or updated investment allocation violates any allocation guidelines and restrictions applicable to allocation instructions for premium payments or other purposes (for example, dollar cost averaging, asset rebalancing or guaranteed withdrawal benefits).

If you reallocate your policy value to another subaccount from the BlackRock Government Income Fund, you will not be charged for the transfer from that Subaccount to another available subaccount if made within 30 days of the reorganization date. This reallocation also will not count as a transfer for purposes of any free transfers that you receive each contract year.